SCUDDER
                                                                     INVESTMENTS


Scudder RREEF Real Estate Securities Fund

Supplement to the currently effective prospectuses
--------------------------------------------------------------------------------

The following replaces "The portfolio managers" sub-section of the "Who Manages and Oversees the Funds" section of the prospectus.

The following people handle the day-to-day management of the fund.


Karen J. Knudson                          Mark D. Zeisloft
Partner of RREEF and Co-Manager of        CFA, Managing Director of RREEF and
the fund.                                 Co-Manager of the fund.
  o  Joined RREEF in 1995, Deutsche         o  Joined RREEF in 1996, Deutsche
     Asset Management, Inc. in 2002 and        Asset Management, Inc. in 2002
     the fund in 1999.                         and the fund in 1999.
  o  Over 20 years of investment            o  Over 12 years of investment
     industry experience.                      industry experience.
  o  MBA, University of California at       o  MBA, University of Chicago.
     Berkeley.

John F. Robertson
CFA, Partner of RREEF and Co-Manager
of the fund.
  o  Joined RREEF in 1997, Deutsche
     Asset Management, Inc. in 2002 and
     the fund in 1999.
  o  Prior to that, Assistant Vice
     President of Lincoln Investment
     Management responsible for REIT
     research.










  Please Retain This Supplement for Future Reference

March 1, 2004